CAMBRIA ETF Trust N-CSR

EXHIBIT 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Cambria ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Cambria ETF Trust for the period ended April 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Cambria ETF Trust for the stated period.

/s/ Mebane Fabe	/s/ Aaron J. Perkovich
Mebane Faber President/Principal Executive Officer, Cambria ETF Trust	Aaron J. Perkovich Treasurer/Principal Financial Officer, Cambria ETF Trust

Dated: July 3rd, 2024	Dated: July 3rd, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Cambria ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.